Exhibit 99.1

BUNKER HILL AND SILVER47 COMPLETE MERGER TO CREATE A ‘MADE IN AMERICA’ U.S. SILVER & CRITICAL MINERALS PRODUCER

KELLOGG, IDAHO | VANCOUVER, BRITISH COLUMBIA, November 6, 2026 — Bunker Hill Mining Corp. (“Bunker Hill”) (TSX: BNKR | OTCQB: BHLL), and Silver47 Exploration Corp. (“Silver47”) (TSXV: AGA | OTCQX: AAGAF | Frankfurt: QP2) are pleased to announce the completion of their previously announced merger (the “Transaction”), pursuant to which Bunker Hill acquired all of the issued and outstanding common shares of Silver47 (each, a “Silver47 Share”) by way of a court-approved plan of arrangement under the Business Corporations Act (British Columbia) (the “Arrangement”). Following closing, the combined company (the “Combined Company”) intends to change its name to “Bunker Hill Silver Corp.” and will continue to be listed on the Toronto Stock Exchange (the “TSX”).

Richard Williams, Executive Chairman of Bunker Hill, commented: “This merger represents a transformational and timely opportunity to create a leading American mining company focused on strengthening the US domestic metal supply chains at a time of intensifying global competition. I congratulate all our shareholders and the wider stakeholder community for supporting this important step forward for the Combined Company, and its potential to contribute to the revitalization of the US Mining Industry.”

Galen McNamara, President and Chief Investment Officer of Bunker Hill, commented: “Bunker Hill and Silver47 shareholders now own a compelling silver and critical mineral story in the United States: a producing mine in the Silver Valley and a pipeline of high-grade projects at Red Mountain, Hughes and Mogollon. With silver on the U.S. critical minerals list and strong support for domestic mining, we have the assets, the team and the timing to build a leading American silver producer. Thank you to all our shareholders. We are excited to get to work.”

Transaction Highlights & Strategic Rationale

●	Creating a New U.S. Silver and Critical Minerals Champion: The combination of Bunker Hill’s anticipated cash-flow from the Bunker Hill Mine with Silver47’s high-quality development pipeline establishes a new ‘Made in America’ U.S. silver and critical minerals producer.

●	Enhanced Scale for a Producer Multiple: The Combined Company has a pro forma basic market capitalization of US$158M, with increased trading liquidity and a strengthened shareholder base. With commercial production expected at the Bunker Hill Mine, it is positioned to attract broader institutional ownership and index inclusion.

●	Clear Path to Annual Production of +5 Moz AgEq: Production at the Bunker Hill Mine is expected to reach +2,500 koz AgEq in 2027(¹), with the Bunker Hill 2.0 expansion to 2,500 tpd, the largest mill in the Silver Valley, driving annual production toward +5 Moz AgEq.

●	Top-Tier Portfolio of U.S. Silver Projects with District-Scale Upside: The Transaction brings together four U.S. silver and critical mineral projects with an aggregate mineral resource inventory of 80 Moz AgEq measured and indicated and 308 Moz AgEq inferred (see mineral resource table below for resources by project).

●	Strengthened Balance Sheet and Access to Capital: An enhanced treasury and improved access to capital position the Combined Company to achieve commercial production at the Bunker Hill Mine by the end of 2026, and to fund ongoing exploration and development across the portfolio.

●	Proven Operators and Proven Explorers: Combining Bunker Hill’s mine-building, stakeholder engagement and operating expertise with Silver47’s exploration and discovery track record, the Combined Company will benefit from deep capital markets experience and a board with major-producer, M&A, and government relations expertise.

●	U.S. Government Partner of Choice: The Combined Company is expected to leverage its established relationships with the U.S. EPA, U.S. EXIM Bank, the U.S. Department of Energy, and the U.S. Office of Strategic Capital to support project financing, permitting, and development as the United States continues to prioritize domestic mining and critical minerals supply chains.

(1) Based on analyst consensus projections

The Transaction combines the operating Bunker Hill Mine located in the Silver Valley of Idaho with Silver47’s silver-focused U.S. exploration and development pipeline in Alaska, Nevada and New Mexico. As Bunker Hill ramps up to commercial production, the mine will act as the operating engine that funds growth and development near the Bunker Hill Mine and throughout the Combined Company’s expanded U.S. exploration and development portfolio.

Board and Management Changes

Upon closing of the Transaction, the board of directors and management team of the Combined Company include the following persons:

●	Board of Directors: Richard Williams (Executive Chairman), Mark Cruise (Lead Independent Director), Sam Ash (Director), Gary Thompson (Director), Galen McNamara (Director), Pamela Saxton (Director), and Kelli Kast (Director).

●	Management: Richard Williams (Executive Chairman), Sam Ash (Chief Executive Officer), Galen McNamara (President & Chief Investment Officer), and Bradley Barnett (Chief Financial Officer).

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Transaction Details

Under the terms of the arrangement agreement between Bunker Hill and Silver47 dated August 20, 2026 (the “Arrangement Agreement”) and the plan of arrangement governing the Arrangement, former Silver47 shareholders (including former holders of Silver47 restricted share units, which were settled into Silver47 Shares at the effective time of the Arrangement) received 0.1724 shares of common stock in Bunker Hill (each whole share, a “Bunker Hill Share”) in exchange for each Silver47 Share (the “Exchange Ratio”). In addition, in accordance with their terms, all outstanding warrants and stock options of Silver47 remain outstanding and the holders thereof are now entitled to receive, upon exercise, Bunker Hill Shares in lieu of Silver47 Shares (collectively, “Convertible Securities”), with the number of Bunker Hill Shares issuable and the exercise price adjusted in accordance with the Exchange Ratio and as further described in Bunker Hill’s news release dated August 21, 2026. Pursuant to the Arrangement, Bunker Hill issued 36,325,517 Bunker Hill Shares, and the Convertible Securities are exercisable to acquire up to 13,901,231 Bunker Hill Shares. Immediately following closing of the Arrangement, there were 83,667,856 Bunker Hill Shares issued and outstanding, with existing Bunker Hill stockholders and former Silver47 shareholders owning approximately 57% and 43% of the outstanding Bunker Hill Shares on an undiluted basis, respectively. For further information on the Arrangement, please refer to the Arrangement Agreement and Bunker Hill’s proxy statement dated September 23, 2026, each of which can be found on Bunker Hill’s SEDAR+ profile at www.sedarplus.ca, and on EDGAR at www.sec.gov.

The Combined Company’s operational headquarters will be located in the Silver Valley of Idaho, at the Bunker Hill Mine site.

With completion of the Transaction, Bunker Hill intends to delist the Silver47 Shares from the TSX Venture Exchange (“TSXV”), the Frankfurt Stock Exchange and the OTCQX on or about November 9, 2026. Silver47 has made an application to cease to be a reporting issuer in Canada shortly thereafter. The TSX has conditionally approved the listing of the Bunker Hill Shares issued or made issuable pursuant to the Arrangement, subject to satisfaction of applicable listing requirements and approval of the TSX.

Silver47 Shares held in online trading accounts or in brokerage accounts will update automatically to reflect the receipt of Bunker Hill Shares, generally within two weeks of closing. Former Silver47 shareholders who hold physical share certificates or DRS statements must submit a duly completed letter of transmittal to Computershare Investor Services as depositary under the Arrangement, to receive their Bunker Hill Shares. Additional information regarding the process of receiving Bunker Hill Shares is available in Silver47’s management information circular dated September 24, 2026.

Combined Mineral Resource Summary

Classification	Company	Project	Tonnes	Ag	Au	Zn	Pb	Cu	AgEq	Ag	Au	Zn	Pb	Cu	AgEq
			(Mt)	(g/t)	(g/t)	(%)	(%)	(%)	(g/t)	(Moz)	(koz)	(kt)	(kt)	(kt)	(Moz)
Probable	Bunker Hill	Bunker Hill	2.9	35	-	5.8	2.6	-	367	3.6	-	159	75	-	34.2
Indicated	Bunker Hill	Bunker Hill	6.4	31	-	5.4	2.4	-	341	7.1	-	347	153	-	69.9
Inferred	Bunker Hill	Bunker Hill	6.3	48	-	5.0	2.9	-	354	10.5	-	312	181	-	71.8
Inferred	Silver47	Red Mountain	15.6	71	0.4	3.4	1.4	0.2	336	36.0	214	532	216	26	168.6
Indicated	Silver47	Hughes	1.0	188	1.6	-	-	-	333	5.8	49	-	-	-	10.3
Inferred	Silver47	Hughes	3.7	149	1.7	-	-	-	300	17.7	199	-	-	-	35.7
Inferred	Silver47	Mogollon	2.7	139	2.7	-	-	-	367	12.1	238	-	-	-	32.1
Total Reserves			2.9	35	-	5.8	2.6	-	367	3.6	-	159	75	-	34.2
Total Indicated			7.3	52	0.2	4.7	2.1	-	340	12.9	49	347	153	-	80.2
Total Inferred			28.3	82	0.7	3.0	1.4	0.1	338	76.3	651	844	397	26	308.1

Notes to the Bunker Hill Mineral Resources & Reserves:

1.	Mineral Resources are stated inclusive of Mineral Reserves
2.	Mineral Reserves are estimated using a zinc price of US$1.20/lb, silver price of US$20.00/oz, and lead price of US$1.00/lb
3.	Silver equivalents are calculated using a zinc price of US$1.20/lb, silver price of US$20.00/oz, and lead price of US$1.00/lb

Notes to the Silver47 Mineral Resources:

1.	Metal equivalents at Red Mountain are calculated using ratios with metal prices of US$2,750/tonne Zn, US$2,100/tonne Pb, US$8,880/tonne Cu, US$1,850/oz Au, and US$23/oz Ag. Metal recoveries are based on metallurgical work returned of 90% Zn, 75% Pb, 70% Cu, 70% Ag, and 80% Au. Silver Equivalent (AgEq g/t) = [Zn (%) x 47.81] + [Pb (%) x 30.43] + [Cu (%) x 119] + [Ag (g/t) x 1] + [Au (g/t) x 91.93]. ZnEq (%) = [Zn (%) x 1] + [Pb (%) x 0.6364] + [Cu (%) x 2.4889] + [Ag (ppm) x 0.0209] + [Au (ppm) x 0.1923]
2.	Silver Equivalent at Hughes is calculated using US$20/oz Ag, US$1,800/oz Au, with metallurgical recoveries of Ag - 90% and Au - 95%. AgEq = (Ag grade x Ag recovery)+((Au grade x Au recovery) x (Au price / Ag price))
3.	Silver Equivalent at Mogollon is calculated using US$20/oz Ag, US$1,800/oz Au, with metallurgical recoveries of Ag - 90% and Au - 95%. AgEq = (Ag grade x Ag recovery)+((Au grade x Au recovery) x (Au price / Ag price))

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Advisors and Counsel

Haywood Securities Inc. acted as exclusive financial advisor to Bunker Hill and Evans & Evans Inc. provided a fairness opinion to the board of directors of Bunker Hill. Blake, Cassels & Graydon LLP acted as Canadian legal advisor and King & Spalding LLP acted as U.S. legal advisor to Bunker Hill. Eventus Capital Corp. (“Eventus”) acted as exclusive financial advisor to Silver47 and Research Capital Corporation provided a fairness opinion to the board of directors of Silver47. Cassels, Brock & Blackwell LLP acted as Canadian legal advisor to Silver47 and Dorsey & Whitney LLP acted as U.S. legal advisor to Silver47.

Additional Issuance

Upon closing of the Transaction, Eventus will receive a portion of its advisory fees in Bunker Hill Shares (the “Fee Shares”) in consideration of financial advisory services provided to Silver47 in connection with the Transaction. The Fee Shares will be issued following closing of the Transaction, at a deemed issue price per Fee Share equal to the volume-weighted average trading price of the Bunker Hill Shares on the TSX for the five trading days immediately preceding the announcement of the share issuance.

The issuance of the Fee Shares remains subject to the approval of the TSX. The Fee Shares will be subject to a statutory hold period of four months and one day from the date of issuance in accordance with applicable Canadian securities laws, and will be “restricted securities” under applicable U.S. securities laws.

Technical Disclosure

Sam Bourque (AIPG CPG #11775), Chief Geologist of Bunker Hill, is Bunker Hill’s designated “Qualified Person” for this news release within the meaning of National Instrument 43-101 and Regulation S-K 1300 (“S-K 1300”) under the Securities Exchange Act of 1934, as amended. Mr. Bourque has reviewed and approved the technical information contained herein with respect to the Bunker Hill Mine. Sam Bourque is not considered independent of Bunker Hill under NI 43-101 or S-K 1300 as he is Chief Geologist at Bunker Hill.

The technical and scientific content of this news release with respect to the Red Mountain Project, the Hughes Project and the Mogollon Project has been reviewed and approved by Galen McNamara, P. Geo., the CEO and a director of Silver47 and a “qualified person” as defined by NI 43-101. Galen McNamara is not considered independent of Silver47 under NI 43-101 as he is the CEO and a director of Silver47.

Information in this news release relating to the Bunker Hill Mine is derived from the NI 43-101 amended and restated technical report dated November 21, 2022, entitled “Technical Report and Pre- Feasibility Study for Underground Mining, Milling and Concentration of Lead, Silver and Zinc at the Bunker Hill Mine, Coeur D’Alene Mining District, Shoshone County, Idaho, USA”, effective August 29, 2022, as filed on SEDAR+; and the S-K 1300 technical report summary dated April 14, 2023, entitled “S-K 1300 Technical Report Summary Bunker Hill Mine Pre-Feasibility Study Coeur D’Alene Mining District Shoshone County, Idaho, USA”, effective August 29, 2022, as filed with the SEC.

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Information in this news release relating to the Red Mountain Property is derived from the technical report entitled “Technical Report on the Red Mountain VMS Property, Bonnifield Mining District, Alaska, USA” dated June 28, 2024, with an effective date of January 12, 2024.

Information in this news release relating to the Hughes Property is derived from the technical report entitled “Technical Report and Mineral Resource Estimate For The Hughes Silver-Gold Property, Nye County, Nevada, USA” dated March 3, 2025, with an effective date of October 22, 2024.

Information in this news release relating to the Mogollon Property is derived form the technical report prepared for Silver47 entitled “NI 43-101 Technical Report on Mineral Resources at the Mogollon Silver-Gold Property, Catron County, New Mexico, USA” dated March 2, 2025, with an effective date of November 22, 2024.

About Bunker Hill Mining Corp.

Bunker Hill Mining Corp. is a U.S.-focused mining company building a modern, long-life operation at its flagship Bunker Hill Mine in northern Idaho’s prolific Silver Valley, complemented by a pipeline of high-grade silver development projects across North America. With production now underway, the Company is advancing the Bunker Hill Mine toward commercial production of zinc, lead and silver concentrates while pursuing opportunities to optimize operations, expand resources and extend mine life.

The Bunker Hill Mine sits in one of North America’s most prolific and storied mining districts and benefits from established infrastructure, a skilled local workforce and a significant mineral resource base. Through its acquisition of Silver47 Exploration Corp., Bunker Hill has added a portfolio of silver-rich projects in Alaska, Nevada and New Mexico, with a combined resource totalling 236 Moz AgEq at 334 g/t AgEq Inferred and 10 Moz AgEq at 333 g/t AgEq Indicated, anchoring the Company in America’s most prolific mining jurisdictions.

Bunker Hill’s strategy is focused on disciplined operational execution, responsible mining practices and continued investment in its assets to deliver sustainable production, organic growth and long-term shareholder value.

For detailed information regarding the resource estimates, assumptions and technical reports, please refer to the NI 43-101 Technical Reports and other filings available on SEDAR+ (www.sedarplus.ca).

For further information, please contact:

Giordy Belfiore, VP Investor Relations of Bunker Hill at ir@bunkerhillmining.com or +1 (604) 288-8004.

None of the TSX, the TSXV or their Regulation Services Provider (as that term is defined in the policies of the TSXV) accepts responsibility for the adequacy or accuracy of this news release. No securities regulatory authority has reviewed or approved of the contents of this news release.

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Cautionary Statements Regarding Forward-Looking Statements

Certain statements in this news release are forward-looking and involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, as well as within the meaning of the phrase ‘forward-looking information’ in the Canadian Securities Administrators’ National Instrument 51-102 – Continuous Disclosure Obligations (collectively, “forward-looking statements”). Forward-looking statements are not comprised of historical facts. Forward-looking statements include estimates and statements that describe the Company’s future plans, objectives or goals, including words to the effect that the Company or management expects a stated condition or result to occur. Forward-looking statements may be identified by such terms as “believes”, “anticipates”, “expects”, “estimates”, “may”, “could”, “would”, “will”, “plan” or variations of such words and phrases.

Forward-looking statements in this communication may include, without limitation: estimates of future production, including expected annual production range and Bunker Hill’s ramp up to commercial production; expected timing of commercial production; anticipated cash-flow from the Bunker Hill Mine; expectations regarding future exploration and the development, growth and potential of Bunker Hill’s and Silver47’s operations, project pipeline and investments; the listing of the Bunker Hill Shares on the TSX; the anticipated timing of the delisting of the Silver47 Shares and termination of Silver47’s public company reporting requirements following closing of the Transaction; Bunker Hill’s intentions to undergo a name change; the issuance of the Fee Shares and the TSX’s approval thereof; expecations regarding broader institutional ownership and index inclusion; and expectations of future plans and benefits. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of Bunker Hill’s and Silver47’s operations and projects being consistent with current expectations and mine plans; (iii) political developments in any jurisdiction in which Bunker Hill or Silver47 operates being consistent with its current expectations; (iv) certain exchange rate assumptions for the Canadian dollar to the U.S. dollar; (v) certain price assumptions, including the price of silver; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of current mineral reserve, mineral resource and mineralized material estimates; and (viii) other planning assumptions.

Factors that could cause actual results to differ, and differ materially, include, but are not limited to: failure to realize the anticipated benefits and synergies of the Transaction in the expected timeframe or at all; the success of integration plans and the time required to successfully integrate Silver47’s operations with those of Bunker Hill; risks related to new members of management and the board of directors of the Combined Company; the focus of management’s time and attention on integration following the Transaction and other potential disruptions arising from the Transaction; the potential for litigation related to the Transaction; potential undisclosed liabilities of Silver47 not identified during the due diligence process; the impact of the Transaction on the market price of the Bunker Hill Shares and/or operating results; silver and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution governmental regulation and judicial outcomes and other risks; and general economic conditions that are less favourable than expected. For more detailed discussion of such risks and other factors, see Bunker Hill’s 2025 Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”), as well as Bunker Hill’s other SEC filings, available on the SEC website and www.bunkerhillmining.com/investors, Silver47’s most recent annual information form as well as Silver47’s other filings made with Canadian securities regulatory authorities and available on SEDAR+ and www.silver-47.com/investors. Bunker Hill is not affirming or adopting any statements or reports attributed to Silver47 (including prior mineral reserve and resource declaration) in this communication or made by Silver47 outside of this communication. Silver47 is not affirming or adopting any statements or reports attributed to Bunker Hill (including prior mineral reserve and resource declaration) in this communication or made by Bunker Hill outside of this communication. Bunker Hill and Silver47 do not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this communication, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

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